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                       VANGUARD(R) AGGRESSIVE GROWTH FUND
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 18, 2000


NAME CHANGE
Effective August 1, 2000, Vanguard Aggressive Growth Fund will be renamed Vanguard(R) Strategic Equity Fund. The new name more accurately reflects the stated objective and investment approach of the Fund. The investment objective, strategies, and adviser of the Fund will remain the same.

(C)2000 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS114N-072000